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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21241

RMR REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service of Process)	Copy to:
Thomas M. O'Brien, President RMR Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Robert N. Hickey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006
Thomas J. Reyes, Esq. State Street Bank and Trust Company One Federal Street, 9th Floor Boston, Massachusetts 02110

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.

Semi-Annual Reports June 30, 2005

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund

About information contained in this report:

  •
  Performance data is historical and reflects historical expenses and historical changes in net asset value. Historical results are not indicative of future results.

  •
  If RMR Advisors had not waived fees or paid all of each fund's organizational costs and a portion of each Fund's offering costs, each fund's returns would have been lower.

  •
  Investment in each fund's shares is subject to material risks, including but not limited to those described in each Fund's annual report on Form N-CSR filed with the SEC for the period ended December 31, 2004, or with respect to RMR Preferred Dividend Fund, the registration statements filed with the SEC related to the initial public offering of common and preferred shares.

NOTICE CONCERNING LIMITED LIABILITY

THE DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND AND RMR PREFERRED DIVIDEND FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND", "RMR F.I.R.E. FUND" AND "RMR PREFERRED DIVIDEND FUND" REFERS TO THE TRUSTEES UNDER THE DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds June 30, 2005 To our shareholders,

We are pleased to present you with our 2005 semi-annual report for four funds:

•    RMR Real Estate Fund (AMEX: RMR), which began operations in December 2003;

•    RMR Hospitality and Real Estate Fund (AMEX: RHR), which began operations in April 2004;

•    RMR F.I.R.E. Fund (AMEX: RFR), which began operations in November 2004; and

•    RMR Preferred Dividend Fund (AMEX: RDR), which began operations in May 2005.

We invite you to read through the information contained in this report and to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
June 30, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the first six months of 2005 and our financial position as of June 30, 2005.

As a result of our investment activities for the first six months of 2005, our net asset value was $16.75 per common share as of June 30, 2005, a 0.8% increase from $16.61 per common share six months earlier. In addition to this increase in net asset value per common share, we made monthly distributions totaling $0.60 per common share during the first six months of 2005.

For the first six months of 2005, our allocation in the manufactured homes sub-sector increased from 4.5% to 6.6% of total investments, our largest sub-sector increase. During the same time period, our allocation in the apartments sub-sector decreased from 18.6% to 13.2% of total investments, our largest sub-sector decrease. These changes partly reflect trading activity based upon our view of the strengths and weaknesses of these sub-sectors and the companies that operate in them and partly reflect the impact of stock market conditions. During the remainder of 2005, we will continue to monitor market conditions and position our portfolio according to our view of those conditions.

For shares that we held continuously during the first six months of 2005, our three best performing investments were Equity Office Properties Trust, Colonial Properties Trust and U-Store-It Trust, with total returns during this period of 17.3%, 16.2% and 13.0%, respectively. Our worst performing investments during the first six months of 2005 were Bedford Property Investors, Inc., Eagle Hospitality Properties Trust, Inc. and Trustreet Properties Inc. with total returns (losses) during the first six months of (15.2)%, (6.5)% and (4.2)%, respectively.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
June 30, 2005

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe the investment environment for most real estate companies at June 30, 2005, and for the remainder of 2005 is generally positive. We believe that the environment for the remainder of 2005 will include revenue growth and stabilizing to improving occupancy rates. We believe that a majority of real estate investment trust's balance sheets reflect modest debt leverage and low floating rate debt.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like real estate investments trusts, or REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the market capitalization of REITs has increased. Both of these are positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies. Our secondary investment objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During the first six months of 2005, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 4.8%. During that same period, the total return for the MSCI US REIT Total Return Index was 6.4% and the total return for the MSCI REIT Preferred Index was 2.8%. We believe these two indices are most relevant to our investments because our investments, excluding short-term investments, as of June 30, 2005, include 72.7% REIT common stocks and 26.1% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return (loss) for the first six months of 2005 was (0.8)%.

RMR Real Estate Fund
Portfolio of Investments – June 30, 2005 (unaudited)

Company	Shares	Value

Common Stocks – 103.1%
Real Estate Investment Trusts – 101.5%
Apartments – 16.8%
AMLI Residential Properties Trust	106,700	$3,335,442
Apartment Investment & Management Co.	149,100	6,101,172
Associated Estates Realty Corp.	141,400	1,305,122
BNP Residential Properties, Inc.	200,000	3,200,000
Home Properties, Inc.	121,200	5,214,024

		19,155,760
Diversified – 24.1%
Bedford Property Investors, Inc.	150,000	3,453,000
Colonial Properties Trust	145,000	6,380,000
Commercial Net Lease Realty	289,600	5,928,112
Crescent Real Estate Equities Co.	324,000	6,075,000
Lexington Corporate Properties Trust	200,000	4,862,000
Liberty Property Trust	20,000	886,200

		27,584,312
Health Care – 11.0%
Health Care REIT, Inc.	150,000	5,653,500
Nationwide Health Properties, Inc.	250,000	5,902,500
Omega Healthcare Investors Inc.	83,200	1,069,952

		12,625,952
Hospitality – 0.5%
Eagle Hospitality Properties Trust, Inc.	60,000	546,600
Industrial – 5.8%
First Industrial Realty Trust, Inc.	165,000	6,583,500
Manufactured Homes – 3.3%
Sun Communities, Inc.	100,900	3,752,471
Office – 21.4%
Arden Realty, Inc.	114,600	4,123,308
CarrAmerica Realty Corp.	10,000	361,800
Columbia Equity Trust, Inc.	30,000	460,500
Equity Office Properties Trust	250,000	8,275,000
Glenborough Realty Trust, Inc.	285,000	5,868,150
Highwoods Properties, Inc.	85,000	2,529,600
Maguire Properties, Inc.	100,000	2,834,000

		24,452,358
See notes to financial statements and notes to portfolio of investments.

Retail – 11.7%
Glimcher Realty Trust	75,000	$2,081,250
Heritage Property Investment Trust	200,000	7,004,000
New Plan Excel Realty Trust	156,200	4,243,954

		13,329,204
Specialty – 4.8%
Getty Realty Corp.	28,600	792,220
Trustreet Properties, Inc.	280,000	4,650,800

		5,443,020
Storage – 2.1%
Sovran Self Storage, Inc.	50,000	2,273,000
U-Store-It Trust	10,000	190,500

		2,463,500
Total Real Estate Investment Trusts (Cost $102,922,084)		115,936,677
Other – 1.6%
Panamsat Holding Corp. (Cost $1,584,000)	88,000	1,804,880
Total Common Stocks (Cost $104,506,084)		117,741,557
Preferred Stocks – 36.5%
Real Estate Investment Trusts – 36.5%
Apartments – 2.1%
Apartment Investment & Management Co., Series G	32,800	872,480
Apartment Investment & Management Co., Series T	60,000	1,518,000

		2,390,480
Diversified – 1.3%
Colonial Properties Trust, Series E	62,910	1,541,295
Health Care – 7.7%
LTC Properties, Inc., Series F	160,000	4,092,000
OMEGA Healthcare Investors Inc., Series D	160,000	4,240,000
Windrose Medical Properties Trust, Series A*	20,000	495,000

		8,827,000
Hospitality – 12.6%
Ashford Hospitality Trust, Series A	107,900	2,818,888
Equity Inns, Inc., Series B	34,000	889,100
Eagle Hospitality Properties Trust, Inc., Series A	28,000	719,600
FelCor Lodging Trust, Inc., Series A*	83,000	2,027,690
FelCor Lodging Trust, Inc., Series C	29,200	716,276
Innkeepers USA Trust, Series C	120,000	3,068,400
Winston Hotels, Inc., Series B	160,000	4,111,200

		14,351,154
See notes to financial statements and notes to portfolio of investments

Manufactured Homes – 6.2%
Affordable Residential Communities, Series A	280,000	$7,084,000
Office – 0.7%
Kilroy Realty Corp., Series F	30,000	762,000
Retail – 2.7%
CBL & Associates Properties, Inc., Series B	20,000	1,065,000
Glimcher Realty Trust, Series F	20,000	535,800
Glimcher Realty Trust, Series G	50,000	1,277,500
The Mills Corp., Series E	7,100	192,409

		3,070,709
Specialty – 3.2%
New Century Financial Corp., Series A	20,000	506,000
RAIT Investment Trust, Series A	125,000	3,150,000

		3,656,000
Total Preferred Stocks (Cost $40,145,246)		41,682,638
Short-Term Investment – 3.3%
Other Investment Companies – 3.3%
SSgA Money Market Fund, 2.883%(a) (Cost $3,811,737)	3,811,737	3,811,737
Total Investments – 142.9% (Cost $148,463,067)		163,235,932
Other assets less liabilities – 0.9%		1,035,925
Preferred Shares, at liquidation preference – (43.8)%		(50,000,000)
Net Assets attributable to common shares – 100%		$114,271,857

Notes to portfolio of investments

*
Convertible into common stock.

(a)
Rate reflects 7 day yield as of June 30, 2005.

See notes to financial statements and notes to portfolio of investments

RMR Real Estate Fund
Financial Statements – continued

Statement of Assets and Liabilities

June 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $148,463,067)	$163,235,932
Cash	500,517
Dividends and interest receivable	1,200,458
Receivable for investments sold	1,004,767
Other assets	24,084

Total assets	165,965,758

Liabilities
Payable for investment securities purchased	1,511,101
Advisory fees payable	80,158
Distributions payable – preferred shares	29,660
Accrued expenses and other liabilities	72,982

Total liabilities	1,693,901

Preferred shares at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 2,000 shares issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net assets attributable to common shares	$114,271,857

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,710,623
Distributions in excess of net investment income	(229,676)
Accumulated net realized gain on investments	3,011,221
Net unrealized appreciation on investments	14,772,865

Net assets attributable to common shares	$114,271,857

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$16.75

See notes to financial statements

RMR Real Estate Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2005 (unaudited)

Investment income
Dividends (Cash distributions received or due)	$5,327,859
Interest	29,567

Total investment income	5,357,426

Expenses
Advisory	658,477
Audit and legal	66,484
Administrative	65,351
Preferred share remarketing	62,919
Custodian	30,594
Shareholder reporting	21,000
Compliance and internal audit	20,000
Trustees' fees and expenses	10,400
Other	47,887

Total expenses	983,112
Less: expenses waived by the Advisor	(193,670)

Net expenses	789,442

Net investment income	4,567,984

Realized and unrealized gain on investments
Net realized gain on investments	2,646,894
Net change in unrealized appreciation/(depreciation) on investments	(1,501,942)

Net realized and unrealized gain on investment transactions	1,144,952
Distributions to preferred shareholders from net investment income	(703,260)

Net increase in net assets attributable to common shares resulting from operations	$5,009,676

See notes to financial statements

RMR Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005	Year Ended December 31, 2004

	(unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$4,567,984	$3,196,785
Net realized gain on investments	2,646,894	4,348,707
Net change in unrealized appreciation/(depreciation) on investments	(1,501,942)	16,866,604
Distributions to preferred shareholders from:
Net investment income	(703,260)	(320,690)
Net realized gain on investments	–	(343,770)

Net increase in net assets attributable to common shares resulting from operations	5,009,676	23,747,636

Distributions to common shareholders from:
Net investment income	(4,094,400)	(3,622,828)
Net realized gain on investments	–	(3,883,572)
Capital shares transactions
Net proceeds from sale of common shares	–	2,144,250
Net proceeds from sale of preferred shares	–	49,195,335

Net increase from capital transactions	–	51,339,585
Less: Liquidation preference of preferred shares issued	–	(50,000,000)

Total increase in net assets attributable to common shares	915,276	17,580,821
Net assets attributable to common shares
Beginning of period	113,356,581	95,775,760

End of period (net of distributions in excess of net investment income of $229,676 and $0, respectively)	$114,271,857	$113,356,581

Common shares issued and repurchased
Shares outstanding, beginning of period	6,824,000	6,674,000
Shares issued	–	150,000

Shares outstanding, end of period	6,824,000	6,824,000

See notes to financial statements

Financial Highlights – RMR Real Estate Fund

Selected Data for a Common Share Outstanding Throughout the Period

	Six Months Ended June 30, 2005		Year Ended December 31, 2004	For the Period December 18, 2003 (a) to December 31, 2003

	(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$16.61		$14.35	$14.33 (c)

Income from Investment Operations
Net investment income (d)	0.67	(e)	0.47	0.10
Net realized and unrealized appreciation on investments	0.17	(e)	3.11	(0.05)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.10)	(e)	(0.05)	–
Net realized gain on investments	–	(e)	(0.05)	–

Net increase in net asset value from operations	0.74		3.48	0.05
Less: Distributions to common shareholders from:
Net investment income	(0.60)	(e)	(0.53)	–
Net realized gain on investments	–	(e)	(0.57)	–
Common share offering costs charged to capital	–		–	(0.03)
Preferred share offering costs charged to capital	–		(0.12)	–

Net asset value, end of period	$16.75		$16.61	$14.35

Market price, beginning of period	$14.74		$15.00	$15.00

Market price, end of period	$14.29		$14.74	$15.00

Total Return (f)
Total investment return based on:
Market price (g)	1.27%		6.42%	0.00%
Net asset value (g)	4.80%		24.73%	0.14%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$50,000		$50,000	$–
Net assets attributable to common shares, end of period (000s)	$114,272		$113,357	$95,776
Ratio to average net assets attributable to common shares (h) of:
Net investment income, before total preferred share distributions (d)	8.67%	(e)	3.22%	27.45%
Total preferred share distributions	1.34%		0.67%	0.00%
Net investment income, net of preferred share distributions (d)	7.33%	(e)	2.55%	27.45%
Expenses, net of fee waivers	1.50%		1.69%	2.40%
Expenses, before fee waivers	1.87%		2.05%	2.65%
Portfolio turnover rate	9.08%		35.52%	17.49%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at December 18, 2003, reflects the deduction of the average sales load and offering costs of $0.67 per share paid by the holders of common shares from the $15.00 offering price. We paid a sales load and offering costs of $0.68 per share on 6,660,000 common shares sold to the public and no sales load or offering costs on 7,000 common shares sold to affiliates of RMR Advisors for $15 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A(7) to the financial statements, these amounts are subject to change to the extent 2005 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Total return for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements

RMR Real Estate Fund
Notes to Financial Statements

June 30, 2005 (unaudited)

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2005, financial statements have been prepared without audit. The Fund believes the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include only normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 28, 2005, the Fund declared distributions of $0.10 per common share payable in August, September and October 2005. Distributions to Fund shareholders are recorded on the ex-dividend date.

The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. The Fund estimates that the sum of the distributions declared for the 2005 year through June 30, 2005, is not greater than distributions and interest received or accrued by the Fund on its investments over expenses and cost of leverage plus net realized capital gain from sales of securities during 2005.

For financial reporting purposes as required by generally accepted accounting principles, the Fund generally reflects distributions and interest received or accrued on its investments and distributions made to shareholders as ordinary income, long term capital gains and return of capital in accordance with the characterization of these amounts required by the Internal Revenue Code of 1986, as amended. However, it is not possible to characterize distributions received from real estate investment trusts, or REITs, in which the Fund has invested a substantial portion of its assets, during interim periods because these issuers do not report their tax characterization until subsequent to year end 2005. Final characterization of the Fund's 2005 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2005 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes, as of June 30, 2005, are as follows:

Cost	$148,463,067

Gross unrealized appreciation	$15,883,130
Gross unrealized depreciation	(1,110,265)

Net unrealized appreciation	$14,772,865

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, indebtedness entered for the purpose of leverage and the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until December 18, 2008.

On May 16, 2005, Barry M. Portnoy became the sole owner of RMR Advisors. This change in ownership is deemed to be a change in control resulting in termination of the then existing investment advisory agreement under the Investment Company Act of 1940. A new investment advisory agreement with the same terms as the previous agreement (except for dates of execution and effective dates) was approved by the shareholders on May 11, 2005.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriter of the Fund's initial public offering an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. During the six months ended June 30, 2005, the Fund reimbursed RMR Advisors for $65,351 of sub-administrative fees charged by State Street.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, (a "disinterested trustee") an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the six months ended June 30, 2005, there were securities purchases and sales transactions (excluding short term securities) of $14,032,332 and $16,745,343, respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $26,730 during the six months ended June 30, 2005.

Note D

Preferred Shares

The Fund's 2,000 outstanding Series M auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 3.05% per annum as of June 30, 2005.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on May 11, 2005. Following is a summary of the proposals submitted to shareholders for vote at the meeting:

Proposal	Votes for	Votes against/ withheld	Votes abstained
Common shares
Election of John L. Harrington as trustee	6,621,501	83,622	–
Approval of investment advisory agreement	6,549,776	88,532	66,516
Preferred shares
Election of John L. Harrington as trustee	1,984	14	–
Approval of investment advisory agreement	1,983	15	–

RMR Hospitality and Real Estate Fund
June 30, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the first six months of 2005 and our financial position as of June 30, 2005.

As a result of our investment activities for the first six months of 2005, our net asset value was $23.31 per common share as of June 30, 2005, a 1.2% increase from $22.94 per common share six months earlier. In addition to this increase in net asset value per common share, we made monthly distributions totaling $0.75 per common share during the first six months of 2005.

For the first six months of 2005, our investment allocation to the sub-sector of diversified real estate investment trusts, or REITs, increased from 12.0% to 13.6% of total investments, the largest sub-sector increase. During the same time period, our allocation to the hospitality sub-sector decreased from 31.2% to 27.0% of total investments, the largest sub-sector decrease. These changes partly reflect our view of the performance of each sub-sector and the companies in them and partly reflect the impact of stock market conditions. During the remainder of 2005, we will continue to monitor market conditions and position our portfolio according to our view of those conditions.

For shares that we held continuously during the first six months of 2005, our three best performing investments during the period were Gables Residential Trust, Equity Office Properties Trust and Colonial Properties Trust, with total returns during this period of 24.9%, 17.3% and 16.2%, respectively. Our worst performing investments during the first six months of 2005 were Bedford Property Investors, Inc., Eagle Hospitality Properties Trust, Inc. and Trustreet Properties Inc. with total returns (losses) during the first six months of (15.2)%, (6.5)% and (4.2)%, respectively.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Hospitality and Real Estate Fund
June 30, 2005

Relevant Market Conditions

Hospitality Industry Fundamentals.    We believe the favorable operating environment for hospitality companies that existed in 2004 has continued into 2005. In general, strong earnings reports have been released for the first two quarters from most of the major U.S. lodging companies. The first six months of 2005 for the hospitality industry were characterized by improvement in revenue per available room, or RevPAR, as a result of improved demand and limited growth in new room supply. The positive impact of revenue gains was offset somewhat in the period by increased labor, benefits and energy costs.

Barring any material unexpected economic or geopolitical events, we see positive trends continuing through the second half of 2005.

Real Estate Industry Fundamentals.    We believe the investment environment for most real estate companies at June 30, 2005, and for the remainder of 2005 is generally positive. We believe that the environment for the remainder of 2005 will include revenue growth and stabilizing to improving occupancy rates. We believe that a majority of real estate investment trust's balance sheets reflect modest debt leverage and low floating rate debt.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like real estate investments trusts, or REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the market capitalization of REITs has increased. Both of these are positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay our shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During the first six months of 2005, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 5.10%. During that same period, the total return for the MSCI US REIT Total Return Index was 6.4% and the total return for the MSCI REIT Preferred Index was 2.8%. We believe these two indices are most relevant to our investments because our investments, excluding short term investments, as of June 30, 2005, include 55.9% REIT common stocks and 28.9% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return (loss) for the first six months of 2005 was (0.8)%.

RMR Hospitality and Real Estate Fund
Portfolio of Investments – June 30, 2005 (unaudited)

Company	Shares	Value

Common Stocks – 67.7%
Real Estate Investment Trusts – 67.5%
Apartments – 8.0%
Apartment Investment & Management Co.	10,000	$409,200
Associated Estates Realty Corp.	16,600	153,218
BNP Residential Properties, Inc.	16,000	256,000
Gables Residential Trust	65,000	2,809,950
Home Properties, Inc.	9,900	425,898
Town & Country Trust	20,000	570,200

		4,624,466
Diversified – 15.6%
Bedford Property Investors, Inc.	45,300	1,042,806
Colonial Properties Trust	59,000	2,596,000
Commercial Net Lease Realty	73,400	1,502,498
Crescent Real Estate Equities Co.	95,000	1,781,250
Lexington Corporate Properties Trust	87,000	2,114,970

		9,037,524
Health Care – 7.5%
Health Care REIT, Inc.	47,000	1,771,430
Nationwide Health Properties, Inc.	91,000	2,148,510
Windrose Medical Properties Trust	30,100	422,303

		4,342,243
Hospitality – 1.2%
Ashford Hospitality Trust, Inc.	28,300	305,640
Eagle Hospitality Properties Trust, Inc.	36,000	327,960
Hersha Hospitality Trust	6,000	57,240

		690,840
Industrial – 4.6%
First Industrial Realty Trust, Inc.	67,000	2,673,300
Office – 18.0%
Brandywine Realty Trust	32,000	980,800
Equity Office Properties Trust	131,900	4,365,890
Glenborough Realty Trust, Inc.	75,000	1,544,250
Highwoods Properties, Inc.	75,000	2,232,000
Reckson Associates Realty Corp.	38,000	1,274,900

		10,397,840
See notes to financial statements and notes to portfolio of investments

Retail – 7.0%
Heritage Property Investment Trust	73,900	$2,587,978
New Plan Excel Realty Trust	53,000	1,440,010

		4,027,988
Specialty – 5.0%
Getty Realty Corp.	30,000	831,000
Trustreet Properties, Inc.	124,700	2,071,267

		2,902,267
Storage – 0.6%
Sovran Self Storage, Inc.	8,100	368,226
Total Real Estate Investment Trusts (Cost $31,568,754)		39,064,694
Other – 0.2%
Panamsat Holding Corp. (Cost $133,200)	7,400	151,774
Total Common Stocks (Cost $31,701,954)		39,216,468
Preferred Stocks – 34.9%
Real Estate Investment Trusts – 34.9%
Apartments – 2.8%
Apartment Investment & Management Co., Series R	38,000	993,700
Apartment Investment & Management Co., Series U	24,000	602,400

		1,596,100
Diversified – 1.6%
Colonial Properties Trust, Series E	23,067	565,142
Digital Realty Trust, Inc., Series A	15,000	388,725

		953,867
Health Care – 4.4%
Health Care REIT, Inc., Series F	40,000	1,010,800
LTC Properties, Inc., Series F	40,000	1,023,000
Windrose Medical Properties Trust, Series A*	20,000	495,000

		2,528,800
Hospitality – 14.9%
Ashford Hospitality Trust, Series A	46,000	1,201,750
Boykin Lodging Co., Series A	70,000	1,942,500
Eagle Hospitality Properties Trust, Series A	28,000	719,600
Host Marriott Corp., Series E	60,000	1,650,000
Innkeepers USA Trust, Series C	27,000	690,390
Winston Hotels, Inc., Series B	95,000	2,441,025

		8,645,265
See notes to financial statements and notes to portfolio of investments

Company	Shares or Principal Amount	Value

Preferred Stocks – continued
Manufactured Homes – 0.4%
Affordable Residential Communities, Series A	9,600	$242,880
Office – 9.9%
Alexandria Real Estate Equities, Inc., Series C	120,000	3,166,800
Bedford Property Investors, Inc., Series B	30,000	757,650
SL Green Realty Corp., Series D	70,000	1,795,500

		5,719,950
Specialty – 0.9%
New Century Financial Corp., Series A	20,000	506,000
Total Preferred Stocks (Cost $19,208,140)		20,192,862
Debt Securities – 18.1%
Hospitality – 18.1%
Felcor Lodging LP, 9.00%, 06/01/2011**	$1,600,000	1,748,000
MeriStar Hospitality Corp., 9.125%, 01/15/2011**	1,000,000	1,050,000
MeriStar Hospitality Corp., 10.50%, 06/15/2009**	1,000,000	1,070,000
American Real Estate Partners LP, 8.125%, 06/01/2012	2,000,000	2,060,000
ITT Corp., 7.75%, 11/15/2025	3,275,000	3,373,250
Six flags Inc., 9.75%, 04/15/2013	1,260,000	1,189,125
Total Debt Securities (Cost $10,046,777)		10,490,375
Short-Term Investment – 6.3%
Other Investment Companies – 6.3%
SSgA Money Market Fund, 2.883%(a) (Cost $3,643,043)	3,643,043	3,643,043
Total Investments – 127.0% (Cost $64,599,914)		73,542,748
Other assets less liabilities – 2.4%		1,376,523
Preferred Shares, at liquidation preference – (29.4)%		(17,000,000)
Net Assets attributable to common shares – 100%		$57,919,271

Notes
to Portfolio of Investments
*
Convertible into common stock.
**
Also a Real Estate Investment Trust.
(a)
Rate reflects 7 day yield as of June 30, 2005.

See notes to financial statements and notes to portfolio of investments

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Assets and Liabilities

June 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $64,599,914)	$73,542,748
Cash	500,322
Receivable for investments sold	811,542
Dividends and interest receivable	729,426
Other assets	11,736

Total assets	75,595,774

Liabilities
Payable for investment securities purchased	500,000
Advisory fees payable	36,637
Distributions payable – preferred shares	19,999
Accrued expenses and other liabilities	119,867

Total liabilities	676,503

Preferred shares at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 680 shares issued and outstanding at $25,000 per share liquidation preference	17,000,000

Net assets attributable to common shares	$57,919,271

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	47,460,854
Undistributed net investment income	100
Accumulated net realized gain on investments	1,512,998
Net unrealized appreciation on investments	8,942,834

Net assets attributable to common shares	$57,919,271

Net asset value per share attributable to common shares (based on 2,485,000 common shares outstanding)	$23.31

See notes to financial statements

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2005 (unaudited)

Investment income
Dividends (Cash distributions received or due)	$2,022,583
Interest	551,448

Total investment income	2,574,031

Expenses
Advisory	303,603
Administrative	65,330
Audit and legal	52,500
Custodian	30,158
Preferred share remarketing	21,392
Compliance and internal audit	20,000
Shareholder reporting	15,000
Trustees' fees and expenses	8,628
Other	43,886

Total expenses	560,497
Less: expenses waived by the Advisor	(89,295)

Net expenses	471,202

Net investment income	2,102,829

Realized and unrealized gain on investments
Net realized gain on investments	728,566
Net change in unrealized appreciation/(depreciation) on investments	185,287

Net realized and unrealized gain on investment transactions	913,853
Distributions to preferred shareholders from net investment income	(238,979)

Net increase in net assets attributable to common shares resulting from operations	$2,777,703

See notes to financial statements

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005	For the Period April 27, 2004(a) to December 31, 2004

	(unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$2,102,829	$1,750,200
Net realized gain on investments	728,566	1,055,756
Net change in unrealized appreciation on investments	185,287	8,757,547
Distributions to preferred shareholders from:
Net investment income	(238,979)	(151,512)
Net realized gain on investments	–	(23,262)

Net increase in net assets attributable to common shares resulting from operations	2,777,703	11,388,729

Distributions to common shareholders from:
Net investment income	(1,863,750)	(1,615,688)
Net realized gain on investments	–	(248,062)

Capital shares transactions
Net proceeds from sale of common shares	–	47,720,000
Net proceeds from sale of preferred shares	–	16,660,339

Net increase from capital share transactions	–	64,380,339
Less: Liquidation preference of preferred shares issued	–	(17,000,000)

Total increase in net assets attributable to common shares	913,953	56,905,318
Net assets attributable to common shares
Beginning of period	57,005,318	100,000

End of period (including undistributed net investment income of $100 and $0, respectively)	$57,919,271	$57,005,318

Common shares issued and repurchased
Shares outstanding, beginning of period	2,485,000	5,000
Shares issued	–	2,480,000

Shares outstanding, end of period	2,485,000	2,485,000

(a)
Commencement of operations.

See notes to financial statements

Selected Data for a Common Share Outstanding Throughout the Period

	Six Months Ended June 30, 2005		For the Period April 27, 2004 (a) to December 31, 2004

	(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$22.94		$19.28 (c)

Income from Investment Operations
Net investment income (d)	0.85	(e)	0.71
Net realized and unrealized appreciation on investments	0.37	(e)	3.95
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.10)	(e)	(0.06)
Net realized gain on investments	–	(e)	(0.01)

Net increase in net asset value from operations	1.12		4.59
Less: Distributions to common shareholders from:
Net investment income	(0.75)	(e)	(0.65)
Net realized gain on investments	–	(e)	(0.10)
Common share offering costs charged to capital	–		(0.04)
Preferred share offering costs charged to capital	–		(0.14)

Net asset value, end of period	$23.31		$22.94

Market price, beginning of period	$19.98		$20.00

Market price, end of period	$19.70		$19.98

Total Return (f)
Total investment return based on:
Market price (g)	2.58%		3.93%
Net asset value (g)	5.10%		23.16%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$17,000		$17,000
Net assets attributable to common shares, end of period (000s)	$57,919		$57,005
Ratio to average net assets attributable to common shares (h) of:
Net investment income, before total preferred share distributions (d)	7.71%	(e)	4.96%
Total preferred share distributions	0.88%		0.50%
Net investment income, net of preferred share distributions (d)	6.83%	(e)	4.46%
Expenses, net of fee waivers	1.73%		1.86%
Expenses, before fee waivers	2.05%		2.18%
Portfolio turnover rate	5.16%		20.83%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at April 27, 2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering costs of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A(7) to the financial statements, these amounts are subject to change to the extent 2005 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; distributions are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

June 30, 2005 (unaudited)

Note A

(1)  Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2005, financial statements have been prepared without audit. The Fund believes the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include only normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 28, 2005, the Fund declared distributions of $0.125 per common share payable in August, September and October 2005. Distributions to Fund shareholders are recorded on the ex-dividend date.

The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. The Fund estimates that the sum of the distributions declared for the 2005 year through June 30, 2005, is not greater than distributions and interest received or accrued by the Fund on its investments over expenses and cost of leverage plus net realized capital gain from sales of securities during 2005.

For financial reporting purposes as required by generally accepted accounting principles, the Fund generally reflects distributions and interest received or accrued on its investments and distributions made to shareholders as ordinary income, long term capital gains and return of capital in accordance with the characterization of these amounts required by the Internal Revenue Code of 1986, as amended. However, it is not possible to characterize distributions received from real estate investment trusts, or REITs, in which the Fund has invested a substantial portion of its assets, during interim periods because these issuers do not report their tax characterization until subsequent to year end 2005. Final characterization of the Fund's 2005 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2005 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes, as of June 30, 2005, are as follows:

Cost	$64,599,914

Gross unrealized appreciation	$9,180,735
Gross unrealized depreciation	(237,901)

Net unrealized appreciation	$8,942,834

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, indebtedness entered for the purpose of leverage and the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until April 27, 2009.

On May 16, 2005, Barry M. Portnoy became the sole owner of RMR Advisors. This change in ownership is deemed to be a change in control resulting in termination of the then existing investment advisory agreement under the Investment Company Act of 1940. A new investment advisory agreement with the same terms as the previous agreement (except for dates of execution and effective dates) was approved by the shareholders on May 11, 2005.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. During the six months ended June 30, 2005, the Fund reimbursed RMR Advisors for $65,330 of sub-administrative fees charged by State Street.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, (a "disinterested trustee") an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the six months ended June 30, 2005, there were securities purchases and sales transactions (excluding short term securities) of $3,630,338 and $7,309,107 respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $3,401 during the six months ended June 30, 2005.

Note D

Preferred Shares

The Fund's 680 outstanding Series Th auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 3.10% per annum as of June 30, 2005.

In June 2005, the Fund's board authorized the issuance of additional preferred shares. Subject to market conditions, the Fund intends to offer additional preferred shares which together with the Series Th preferred shares will represent approximately 33% of the Fund's managed assets after issuance.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on May 11, 2005. Following is a summary of the proposals submitted to shareholders for vote at the meeting:

Proposal	Votes for	Votes against/ withheld	Votes abstained
Common shares
Election of John L. Harrington as trustee	2,087,045	16,980	–
Approval of investment advisory agreement	2,075,034	14,583	14,408
Preferred shares
Election of John L. Harrington as trustee	680	–	–
Approval of investment advisory agreement	677	–	3

RMR F.I.R.E. Fund
June 30, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the first six months of 2005 and our financial position as of June 30, 2005.

As a result of our investment activities for the first six months of 2005, our net asset value was $23.54 per common share as of June 30, 2005, a 1.9% decrease from $23.99 per common share six months earlier. We paid five monthly distributions totaling $0.73 per common share during the first six months of 2005. We completed investing the proceeds from our December 2004 preferred share offering in the first six months of 2005 and paid our first monthly dividend in February 2005.

Our allocation in the hospitality sub-sector increased from 2.4% to 10.9% of total investments, the largest sub-sector increase. During the same time period, our allocation in bank securities decreased from 16.4% to 12.9% of total investments, the largest sub-sector decrease. These changes partly reflect trading activity based upon our view of business environments in these industries and the strengths and weakness of individual companies and partly reflect stock market conditions for real estate investment trusts and relatively weaker stock market conditions for banks. During the remainder of 2005, we will continue to monitor market conditions and position our portfolio according to our view of those conditions.

For shares that we held continuously during the first six months of 2005, our three best performing investments were Equity Office Properties Trust, Colonial Properties Trust and American Capital Strategies, Ltd., with total returns during the period of 17.3%, 16.2% and 13.1%, respectively. Our worst performing investments during the first six months of 2005 were Freidman, Billings, Ramsey Group, Inc., Bedford Properties Investors, Inc. and Farmers Capital Bank Corp., with total returns (losses) during the first six months of (22.8)%, (15.2)% and (14.3)%, respectively.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR F.I.R.E. Fund
June 30, 2005

Relevant Market Conditions

Financial Services Industry Fundamentals.    Financial stocks had a difficult first six months in 2005. The treasury yield curve flattening that has so far been the net result of Federal Reserve rate increases, has reduced most bank's spread between cost of funds and asset yields (commonly referred to as net interest margin). Despite this difficulty weighing on share prices, fundamentals have held firm for most banks. Consumer and real estate loan growth continued during the period and residential mortgage growth was much stronger than expected. Despite fears of possible credit quality deterioration, we have seen very little diminishing loan quality in reported statistics, a factor which has confounded the expectations even of some companies' management teams.

The first six months of 2005 also saw a dramatic slow down of merger activity. Recently, the consolidation that we believe may favorably impact bank share prices seems to have begun again.

Real Estate Industry Fundamentals.    We believe the investment environment for most real estate companies at June 30, 2005, and for the remainder of 2005 is generally positive. We believe that the environment for the remainder of 2005 will include revenue growth and stabilizing to improving occupancy rates. We believe that a majority of real estate investment trust's balance sheets reflect modest debt leverage and low floating rate debt.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like real estate investments trusts, or REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the market capitalization of REITs has increased. Both of these are positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to our common shareholders through a combination of capital appreciation and current income. There can be no assurance that we will meet our investment objective.

During the first six months of 2005, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 1.4%. During the same period the S&P 500 Financial Sector Index total return (loss) was (2.3)%, the total return for the MSCI US REIT Total Return Index was 6.4% and the MSCI REIT Preferred Index was 2.8%. We believe these three indices are most relevant to our investments because our investments, excluding short-term investments, as of June 30, 2005, include 27.6% of financial services stocks, 31.5% REIT common stocks and 38.1% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return (loss) for the first six months of 2005 was (0.8)%.

RMR F.I.R.E. Fund
Portfolio of Investments – June 30, 2005 (unaudited)

Company	Shares	Value

Common Stocks – 90.1%
Financial Services – 38.5%
Banks – 19.7%
Comerica Incorporated	14,800	$855,440
Farmers Capital Bank Corp.	3,035	105,132
Fifth Third Bancorp	3,000	123,630
First Commonwealth Financial Corp.	28,000	383,600
First Horizon National Corp.	11,400	481,080
Firstmerit Corp.	22,800	595,308
F.N.B. Corp.	28,500	560,025
Hudson United Bancorp	17,100	617,310
JPMorgan Chase & Co.	7,500	264,900
Keycorp	17,100	566,865
National City Corp.	27,400	934,888
Regions Financial Corp.	23,200	786,016
Susquehanna Bancshares, Inc.	12,600	309,834
Trustco Bank Corp NY	23,400	305,604

		6,889,632
Thrifts – 6.3%
Capitol Federal Financial	17,400	599,952
Flagstar Bancorp, Inc.	25,000	473,250
New York Community Bancorp, Inc.	63,200	1,145,184
Beverly Hills Bancorp, Inc.	100	1,095

		2,219,481
Other Financial Services – 12.5%
American Capital Strategies, Ltd.	17,000	613,870
CharterMac	44,200	970,632
Capital Trust, Inc.*	4,900	163,709
Fannie Mae	17,000	992,800
Friedman Billings Ramsey Group, Inc.*	54,000	772,200
Lazard Ltd	3,000	69,750
MCG Capital Corp.*	46,500	794,220

		4,377,181
Total Financial Services (Cost $14,448,369)		13,486,294
See notes to financial statements and notes to portfolio of investments

Real Estate – 47.5%
Apartments – 2.3%
AMLI Residential Properties Trust*	10,800	$337,608
United Dominion Realty Trust, Inc.*	19,200	461,760

		799,368
Diversified – 13.2%
Colonial Properties Trust*	8,400	369,600
Bedford Property Investors, Inc.*	24,000	552,480
Liberty Properties Trust*	18,000	797,580
Lexington Corporate Properties Trust*	26,400	641,784
Crescent Real Estate Equities Co.*	82,400	1,545,000
Commercial Net Lease Realty*	34,200	700,074

		4,606,518
Health Care – 4.1%
Nationwide Health Properties, Inc.*	26,000	613,860
Health Care Property Investors, Inc.*	3,000	81,120
Health Care REIT, Inc.*	17,900	674,651
Windrose Medical Properties Trust*	5,000	70,150

		1,439,781
Hospitality – 1.0%
Eagle Hospitality Properties Trust, Inc.*	36,500	332,515
Industrial – 3.8%
First Industrial Realty Trust, Inc.*	32,900	1,312,710
Office – 7.8%
Arden Realty, Inc.*	9,600	345,408
Equity Office Properties Trust*	23,050	762,955
Glenborough Realty Trust, Inc.*	64,400	1,325,996
Reckson Associates Realty Corp.*	8,400	281,820

		2,716,179
See notes to financial statements and notes to portfolio of investments

Manufactured Homes – 2.1%
Sun Communities, Inc.*	20,000	$743,800
Retail – 7.5%
Glimcher Realty Trust	44,000	1,221,000
Heritage Property Investment Trust*	16,800	588,336
The Mills Corp.*	1,600	97,264
New Plan Excel Realty Trust*	26,800	728,156

		2,634,756
Specialty – 4.6%
Trustreet Properties, Inc.*	61,000	1,013,210
iStar Financial Inc.*	14,000	582,260

		1,595,470
Storage – 1.1%
Sovran Self Storage, Inc. *	8,200	372,772
Total Real Estate (Cost $16,544,139)		16,553,869
Other – 4.1%
Panamsat Holding Corp. (Cost $1,274,400)	70,800	1,452,108
Total Common Stocks (Cost $32,266,908)		31,492,271
Preferred Stocks – 60.1%
Real Estate – 57.3%
Apartments – 10.5%
Apartment Investment & Management Co., Series U*	32,500	815,750
Apartment Investment & Management Co., Series V*	27,700	703,580
Apartment Investment & Management Co., Series Y*	65,000	1,631,500
Home Properties NY, Inc., Series F*	18,800	521,230

		3,672,060
Diversified – 6.2%
Bedford Properties Inv., Series B*	45,000	1,136,475
Digital Realty Trust Inc., Series A*	20,000	518,300
Cousins Properties, Inc., Series B*	20,000	509,400

		2,164,175
See notes to financial statements and notes to portfolio of investments

Health Care – 2.0%
Health Care REIT, Inc., Series F*	26,900	$679,763
Hospitality – 15.7%
Eagle Hospitality Properties Trust, Series A*	14,000	359,800
Winston Hotels, Inc., Series B*	10,900	280,076
Equity Inns, Inc., Series B*	50,000	1,307,500
Lasalle Hotel Properties, Series A*	36,000	961,920
Entertainment Properties Trust, Series B*	40,000	1,014,400
Felcor Lodging Trust, Inc., Series C*	64,000	1,569,920

		5,493,616
Manufactured Homes – 0.5%
Affordable Residential, Series A*	6,900	174,570
Office – 2.4%
Alexandria Real Estate Equities, Series C *	31,600	833,924
Retail – 10.3%
CBL & Associates Prop., Series D*	10,000	253,300
Glimcher Realty Trust, Series F*	26,500	709,935
Taubman Centers, Inc., Series G*	15,000	384,750
Glimcher Realty Trust, Series G*	41,000	1,047,550
Ramco-Gershenson Properties Trust, Series B*	36,000	957,960
The Mills Corp., Series E*	9,500	257,450

		3,610,945
Specialty – 9.7%
RAIT Investment Trust, Series B*	59,000	1,523,380
MFA Mortgage Investment, Inc., Series A*	13,800	358,800
New Century Financial, Series A*	20,000	506,000
Thornburg Mortgage, Inc., Series C*	40,000	1,007,599

		3,395,779
Total Real Estate (Cost $20,008,725)		20,024,832
See notes to financial statements and notes to portfolio of investments

Financial Services – 2.8%
Corts-UNUM Provident Financial Trust	38,000	$986,860
Total Financial Services (Cost $982,300)		986,860
Total Preferred Stocks (Cost $20,991,025)		21,011,692
Short-Term Investments – 2.7%
Other Investment Companies – 2.7%
SSgA Money Market Fund, 2.883%(a), (Cost $941,506)	941,506	941,506
Total Investments – 152.9% (Cost $54,199,439)		53,445,469
Other assets less liabilities – 4.3%		1,493,512
Preferred Shares, at liquidation preference – (57.2)%		(20,000,000)
Net Assets attributable to common shares – 100%		$34,938,981

Notes to Portfolio of Investments

*
Real Estate Investment Trust
(a)
Rate reflects 7 day yield as of June 30, 2005.

See notes to financial statements and notes to portfolio of investments

Statement of Assets and Liabilities

June 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $54,199,439)	$53,445,469
Cash	896
Receivable for investments sold	1,043,412
Dividends and interest receivable	527,479
Other assets	14,768

Total assets	55,032,024

Liabilities
Advisory fees payable	26,887
Distributions payable – preferred shares	11,664
Accrued expenses and other liabilities	54,492

Total liabilities	93,043

Preferred shares at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 800 shares issued and outstanding at $25,000 per share liquidation preference	20,000,000

Net assets attributable to common shares	$34,938,981

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	35,212,862
Undistributed net investment income	124,163
Accumulated net realized gain on investments	354,442
Net unrealized depreciation on investments	(753,970)

Net assets attributable to common shares	$34,938,981

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$23.54

See notes to financial statements

Statement of Operations

Six Months Ended June 30, 2005 (unaudited)

Investment income
Dividends (Cash distributions received or due)	$1,735,553
Interest	21,703

Total investment income	1,757,256

Expenses
Advisory	225,644
Administrative	63,628
Audit and legal	42,150
Custodian	31,449
Preferred share remarketing	25,168
Compliance and internal audit	20,000
Shareholder reporting	10,750
Trustees' fees and expenses	11,300
Other	45,986

Total expenses	476,075
Less: expenses waived by the Advisor	(66,366)

Net expenses	409,709

Net investment income	1,347,547

Realized and unrealized gain on investments
Net realized gain on investments	249,752
Net change in unrealized appreciation/(depreciation) on investments	(895,386)

Net realized and unrealized loss on investment transactions	(645,634)
Distributions to preferred shareholders from net investment income	(273,376)

Net increase in net assets attributable to common shares resulting from operations	$428,537

See notes to financial statements

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005	For the Period November 22, 2004(a) to December 31, 2004

	(unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$1,347,547	$152,000
Net realized gain on investments	249,752	104,690
Net unrealized appreciation/(depreciation) on investments	(895,386)	141,416
Distributions to preferred shareholders from net investment income	(273,376)	(22,688)

Net increase in net assets attributable to common shares resulting from operations	428,537	375,418

Distributions to common shareholders from net investment income	(1,083,320)	–
Capital shares transactions
Net proceeds from sale of common shares	–	35,496,000
Net proceeds from sale of preferred shares	–	19,622,346

Net from capital share transactions	–	55,118,346
Less: Liquidation preference of preferred shares issued	–	(20,000,000)

Total increase (decrease) in net assets attributable to common shares	(654,783)	35,493,764
Net assets attributable to common shares
Beginning of period	35,593,764	100,000

End of period (including undistributed net investment income of $124,163 and $133,312, respectively)	$34,938,981	$35,593,764

Common shares issued and repurchased
Shares outstanding, beginning of period	1,484,000	4,000
Shares issued	–	1,480,000

Shares outstanding, end of period	1,484,000	1,484,000

(a)
Commencement of operations.

See notes to financial statements

Selected Data for a Common Share Outstanding Throughout the Period

	Six Months ended June 30, 2005		For the Period November 22, 2004(a) to December 31, 2004

	(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$23.99		$24.03 (c)

Income from Investment Operations
Net investment income (d)	0.91	(e)	0.10
Net realized and unrealized appreciation (depreciation) on investments	(0.44	)(e)	0.17
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.19	)(e)	(0.02)
Net realized gain on investments	–	(e)	–

Net increase in net asset value from operations	0.28		0.25
Less: Distributions to common shareholders from:
Net investment income	(0.73	)(e)	–
Common share offering costs charged to capital	–		(0.04)
Preferred share offering costs charged to capital	–		(0.25)

Net asset value, end of period	$23.54		$23.99

Market price, beginning of period	$24.05		$25.00

Market price, end of period	$21.15		$24.05

Total Return (f)
Total investment return based on:
Market price (g)	-8.89%		-3.80%
Net asset value (g)	1.35%		-0.17%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$20,000		$20,000
Net assets attributable to common shares, end of period (000s)	$34,939		$35,594
Ratio to average net assets attributable to common shares (h) of:
Net investment income, before total preferred share distributions (d)	8.10	%(e)	3.92%
Total preferred share distributions	1.64%		0.58%
Net investment income, net of preferred share distributions (d)	6.46	%(e)	3.34%
Expenses, net of fee waivers	2.46%		3.45%
Expenses, before fee waivers	2.86%		3.73%
Portfolio turnover rate	31.02%		0.00%
(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Net asset value at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of common shares from the $25.00 offering price. We paid a sales load and offering costs of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of RMR Advisors for $25 per share.

(d)
Amounts are net of expenses waived by RMR Advisors.

(e)
As discussed in Note A(7) to the financial statements, these amounts are subject to change to the extent 2005 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.

(f)
Total returns for periods less than one year are not annualized.

(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.

(h)
Annualized.

RMR F.I.R.E. Fund
Notes to Financial Statements

June 30, 2005 (unaudited)

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2005, financial statements have been prepared without audit. The Fund believes the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include only normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 28, 2005, the Fund declared distributions of $0.146 per common share payable in August, September and October 2005. Distributions to Fund shareholders are recorded on the ex-dividend date.

The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. The Fund estimates that the sum of the distributions declared for the 2005 year through June 30, 2005, is not greater than distributions and interest received or accrued by the Fund on its investments over expenses and cost of leverage plus net realized capital gain from sales of securities during 2005.

For financial reporting purposes as required by generally accepted accounting principles, the Fund generally reflects distributions and interest received or accrued on its investments and distributions made to shareholders as ordinary income, long term capital gains and return of capital in accordance with the characterization of these amounts required by the Internal Revenue Code of 1986, as amended. However, it is not possible to characterize distributions received from real estate investment trusts, or REITs, in which the Fund has invested a substantial portion of its assets, during interim periods because these issuers do not report their tax characterization until subsequent to year end 2005. Final characterization of the Fund's 2005 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2005 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes, as of June 30, 2005, are as follows:

Cost	$54,199,439

Gross unrealized appreciation	$802,361
Gross unrealized depreciation	(1,556,331)

Net unrealized depreciation	$(753,970)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common and preferred shares issued by F.I.R.E companies. "F.I.R.E." is a commonly used acronym for the combined financial services, insurance and real estate industries. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments affecting the United States F.I.R.E. industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until November 22, 2009.

On May 16, 2005, Barry M. Portnoy became the sole owner of RMR Advisors. This change in ownership is deemed to be a change in control resulting in termination of the then existing investment advisory agreement under the Investment Company Act of 1940. A new investment advisory agreement with the same terms as the previous agreement (except for dates of execution and effective dates) was approved by shareholders on May 11, 2005.

RMR Advisors, and not the Fund, has agreed to pay the lead underwriters of the Fund's initial public offering an annual fee equal to 0.15% in the aggregate of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by RMR Advisors, not the Fund. The aggregate fees paid during the term of the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares sold to non-affiliates in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. During the six months ended June 30, 2005, the Fund reimbursed RMR Advisors for $63,628 of sub-administrative fees charged by State Street.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, (a "disinterested trustee") an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the six months ended June 30, 2005, there were securities purchases and sales transactions (excluding short term securities) of $24,287,405 and $15,808,877, respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $21,985 during the six months ended June 30, 2005.

Note D

Preferred Shares

The Fund's 800 outstanding Series W auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 3.05% per annum as of June 30, 2005.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on May 11, 2005. Following is a summary of the proposals submitted to shareholders for vote at the meeting:

Proposal	Votes for	Votes against/ withheld	Votes abstained
Common shares
Election of John L. Harrington as trustee	1,444,548	12,133	–
Approval of investment advisory agreement	1,432,125	6,459	18,097
Preferred shares
Election of John L. Harrington as trustee	798	2	–
Approval of investment advisory agreement	789	1	10

RMR Preferred Dividend Fund
June 30, 2005

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the period from May 25, 2005, the date we commenced operations, through June 30, 2005, and our financial position as of June 30, 2005.

As a result of our investment activities for this initial period, our net asset value increased to $19.25 per common share as of June 30, 2005, a 0.8% increase from $19.09 per common share on May 25, 2005. In July 2005, we declared our first monthly distributions to common shareholders of $0.15 per common share to be paid in each of August and September 2005.

During this period we believe we have taken the initial steps in building what we believe will be a sound investment portfolio. Subsequent to June 30, 2005, we issued auction rate preferred shares, as described in the accompanying financial statements, and have begun to invest the net proceeds of that issuance.

Thank you for your continued support, and be sure to view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Preferred Dividend Fund
June 30, 2005

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe the investment environment for most real estate companies at June 30, 2005, and for the remainder of 2005 is generally positive. We believe that the environment for the remainder of 2005 will include revenue growth and stabilizing to improving occupancy rates. We believe that a majority of real estate investment trust's balance sheets reflect modest debt leverage and low floating rate debt.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding preferred and common stocks like real estate investments trusts, or REITs. Institutions, too, seem to be increasing their allocations to real estate securities as the market capitalization of REITs has increased. Both of these are positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to provide our common shareholders high current income. Our secondary investment objective is capital appreciation. There can be no assurance that we will meet our investment objectives.

During the period from May 25, 2005 through June 30, 2005, our total return on net asset value, or NAV was 0.8%. During that same period, the total return for the MSCI REIT Preferred Index was 1.0%. We believe this index is most relevant to our investments because our investments as of June 30, 2005, excluding short-term investments, include 76.4% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for the same period was 0.3%.

RMR Preferred Dividend Fund
Portfolio of Investments – June 30, 2005 (unaudited)

Company	Principal Amount	Value

Preferred Stocks – 57.2%
Real Estate Investment Trusts – 54.1%
Apartments – 4.0%
Apartment Investment & Management Co., Series R	$68,000	$1,778,200
Diversified – 3.9%
Crescent Real Estate Equities Co., Series B	63,700	1,703,338
Hospitality – 15.5%
Boykin Lodging Co., Series A	20,000	555,000
Eagle Hospitality Properties Trust, Series A	95,000	2,441,500
Entertainment Properties Trust, Series A	40,000	1,080,400
Felcor Lodging Trust, Series C	85,000	2,085,050
Host Marriott Corp., Series E	15,000	412,500
Sunstone Hotel Investors, Inc., Series A	12,500	321,875

		6,896,325
Retail – 12.3%
CBL & Associates Properties, Inc. Series B	4,600	244,950
Mills Corp., Series C	87,500	2,359,438
Mills Corp., Series E	10,000	271,000
Pennsylvania Real Estate Investment Trust, Series A	44,000	2,596,000

		5,471,388
Specialty – 18.4%
Accredited Mortgage Loan REIT Trust, Series A	1,500	39,630
American Home Mortgage Investment Corp., Series A	92,000	2,588,880
Impac Mortgage Holdings, Inc., Series C	42,400	1,075,264
MFA Mortgage Investments, Inc., Series A	40,000	1,040,000
New Century Financial Corp., Series A	100,000	2,530,000
Newcastle Investment Corp., Series B	30,000	807,000
Thornburg Mortgage Inc., Series C	2,500	62,975

		8,143,749
Total Real Estate Investment Trusts (Cost $23,808,976)		23,993,000
Other – 3.1%
Ford Motor Co., 6/15/43 Series	9,400	198,340
General Motors Corp., 5/15/48 Series	26,100	525,393
Westcoast Hospitality Corp., Series A	24,000	638,400
Total Other (Cost $1,359,045)		1,362,133
Total Preferred Stocks (Cost $25,168,021)		25,355,133
See notes to financial statements

Debt Securities – 13.6%
Six Flags Inc., 9.75%, 04/15/2013	$2,740,000	$2,585,875
Ford Motor Co., 7.75%, 6/15/2043	1,200,000	1,796,049
General Motors Corp., 8.375%, 7/15/2033	1,300,000	1,670,000
Total Debt Securities (Cost $5,972,384)		6,051,924
Short-Term Investments – 29.4%
Commercial Paper – 29.4%
American Express Credit Corporation, 2.6%, 7/1/2005	2,000,000	2,000,000
American General Finance Corp., 2.6%, 7/1/2005	2,000,000	2,000,000
General Electric Capital Corp., 2.6%, 7/1/2005	2,000,000	2,000,000
HSBC Finance Corp., 2.6%, 7/1/2005	2,000,000	2,000,000
Prudential Funding. Corp., 2.6%, 7/1/2005	2,000,000	2,000,000
State Street Boston Corp., 2.6%, 7/1/2005	1,039,000	1,039,000
UBS Finance Co., 2.6%, 06/27/2005	2,000,000	2,000,000
Total Commercial Paper (Cost $13,039,000)		13,039,000
Total Investments – 100.2% (Cost $44,179,405)		44,446,057
Other assets less liabilities – (0.2)%		(74,504)
Net assets attributable to common shares – 100%		$44,371,553

See notes to financial statements

RMR Preferred Dividend Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2005 (unaudited)

Assets
Investments in securities, at value (cost $44,179,405)	$44,446,057
Cash	530,220
Dividends and interest receivable	213,194

Total assets	45,189,471

Liabilities
Payable for investment securities purchased	770,825
Advisory fees payable	10,870
Accrued expenses and other liabilities	36,223

Total liabilities	817,918

Net assets attributable to common shares	$44,371,553

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,305,000 shares issued and outstanding	$2,305
Additional paid-in capital	43,994,445
Undistributed net investment income	108,151
Net unrealized appreciation on investments	266,652

Net assets attributable to common shares	$44,371,553

Net asset value per share attributable to common shares (based on 2,305,000 common shares outstanding)	$19.25

See notes to financial statements

Statement of Operations

For the Period May 25, 2005(a) to June 30, 2005 (unaudited)

Investment income
Dividends (Cash distributions received or due)	$90,066
Interest	83,207

Total investment income	173,273

Expenses
Advisory	36,946
Administrative	13,500
Shareholder reporting	10,000
Audit and legal	8,000
Custodian	6,546
Compliance and internal audit	3,500
Trustees' fees and expenses	1,950
Other	8,586

Total expenses	89,028
Less: expenses waived by the Advisor	(23,906)

Net expenses	65,122

Net investment income	108,151
Net change in unrealized appreciation/(depreciation) on investments	266,652

Net increase in net assets attributable to common shares resulting from operations	$374,803

(a)
Commencement of operations.

See notes to financial statements

RMR Preferred Dividend Fund
Financial Statements – continued

Statement of Changes in Net Assets

For the Period May 25, 2005(a) to June 30, 2005 (unaudited)

Increase in net assets resulting from operations
Net investment income	$108,151
Net unrealized appreciation/(depreciation) on investments	266,652

Net increase in net assets attributable to common shares resulting from operations	374,803
Capital shares transactions
Net proceeds from sale of common shares	43,896,750

Total increase in net assets attributable to common shares	44,271,553
Net assets attributable to common shares
Beginning of period	100,000

End of period (including undistributed net investment income of $108,151)	$44,371,553

Common shares
Shares outstanding, beginning of period	5,000
Shares issued	2,300,000

Shares outstanding, end of period	2,305,000

(a)
Commencement of operations.

See notes to financial statements

Financial Highlights – RMR Preferred Dividend Fund

Selected Data for a Common Share Outstanding Throughout the Period

For the Period May 25, 2005 (a) to June 30, 2005

(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$19.09 (c)

Income from Investment Operations
Net investment income (d)	0.05 (e)
Net realized and unrealized appreciation on investments	0.11 (e)

Net increase in net asset value from operations	0.16

Net asset value, end of period	$19.25

Market price, beginning of period	$20.00

Market price, end of period	$19.80

Total Return (f)
Total investment return based on:
Market price (g)	-1.00%
Net asset value (g)	0.84%
Ratios/Supplemental Data:
Net assets attributable to common shares, end of period (000s)	$44,372
Ratio to average net assets attributable to common shares (h) of:
Net investment income (d)	2.49%
Expenses, net of fee waivers	1.50%
Expenses, before fee waivers	2.05%
Portfolio turnover rate	0.00%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering costs of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A(7) to the financial statements, these amounts are subject to change to the extent 2005 distributions by the issuers of the Fund's investments are characterized as capital gains.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

RMR Preferred Dividend Fund
Notes to Financial Statements

June 30, 2005 (unaudited)

Note A

(1)  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until May 25, 2005, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2005, the Fund sold 2,300,000 common shares in an initial public offering including 62,500 common shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $43,896,750 after deducting underwriting commissions and $89,500 of offering expenses. There were no underwriting commissions or offering expenses paid on common shares sold to the affiliates of RMR Advisors. On July 11, 2005, the Fund sold 275,000 common shares pursuant to an over allotment agreement with the underwriters for net proceeds of $5,241,500 after deducting underwriting commissions and $11,000 of offering expenses.

(2)  Interim Financial Statements

The accompanying June 30, 2005, financial statements have been prepared without audit. The Fund believes the disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include only normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on the day of valuation; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded, which have other characteristics of illiquidity or whose quotations are unreliable are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same class outstanding.

Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are expected to be declared pursuant to this policy. Subsequent to June 30, 2005, the Fund declared distributions of $0.15 per common share payable in August and September 2005. Distributions to Fund shareholders are recorded on the ex-dividend date.

The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital.

For financial reporting purposes as required by generally accepted accounting principles, the Fund generally reflects distributions and interest received or accrued on its investments and distributions made to shareholders as ordinary income and long term capital gains in accordance with the characterization of these amounts required by the Internal Revenue Code of 1986, as amended. However, it is not possible to characterize distributions received from real estate investment trusts, or REITs, in which the Fund has invested a substantial portion of its assets, during interim periods because these issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2005 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end 2005.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes, as of June 30, 2005, are as follows:

Cost	$44,179,405

Gross unrealized appreciation	$322,039
Gross unrealized depreciation	(55,387)

Net unrealized appreciation	$266,652

(8)  Organization Expenses and Common Offering Costs

RMR Advisors paid all the organizational expenses and all of the offering costs (other than the sales load) of the Fund's initial public offering of common shares which exceeded $0.04 per share on shares sold to the public. The total amount of expenses and costs incurred by RMR Advisors is estimated at $420,000. The Fund incurred offering costs of $89,500 in connection with the common shares sold in the initial public offering which were charged as a reduction of paid in capital and $11,000 in connection with the common shares sold pursuant to the over allotment option.

(9)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in preferred securities issued by real estate investment trusts. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, indebtedness entered for the purpose of leverage and the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.55% of the Fund's average daily managed assets, until May 24, 2010.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a sub-administration agreement with State Street Bank and Trust Company ("State Street") to perform substantially all Fund accounting and other administrative services. Under the administration agreement RMR Advisors is entitled to reimbursement of the cost of providing administrative services. As of June 30, 2005, the Fund has a liability to RMR Advisors of $13,500 for sub-administrative fees charged by State Street during the period ending June 30, 2005.

The Fund pays each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, (a "disinterested trustee") an annual fee plus fees for board and committee meetings.

The Fund's board of trustees and separately the disinterested trustees have authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund also participates in pooled insurance programs with the Advisor and other funds managed by the Advisor and makes payments of the allocated portions of related premiums.

Note C

Securities Transactions

During the period ended June 30, 2005, there were securities purchases and sales transactions (excluding short term securities) of $31,139,359 and $0, respectively. Brokerage commissions on securities transactions, exclusive of transactions settled on a net basis, amounted to $0 during the period ended June 30, 2005.

Note D

Use of Leverage

On July 18, 2005, the Fund issued 900 auction preferred shares, Series M, for $22,500,000, or net proceeds of $22,132,500 after deducting underwriting commissions and offering expenses of $367,500. The preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated plus unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distributions of assets on liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The initial preferred share distribution rate was 3.10% per annum as of July 18, 2005.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
June 30, 2005

For the purposes of the following, RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund are each referred to as a "Fund" or collectively as the "Funds".

Consideration of Advisory Agreements

RMR Advisors serves as the investment advisor to each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. On May 16, 2005, a change of ownership of RMR Advisors occurred.

RMR Real Estate Fund, RMR Hospitality and Real Estate Fund and RMR F.I.R.E. Fund

The change of ownership was deemed to be a change in control of RMR Advisors that resulted in the assignment, and therefore termination, of the then current advisory agreements. On May 16, 2005, each Fund entered into a new advisory agreement with RMR Advisors, each such agreement having been approved: (1) on February 14, 2005, by the boards of each Fund, and separately by the disinterested trustees of each Fund, subject to the change in ownership of RMR Advisors occuring; and (2) on May 11, 2005, by the shareholders of each Fund.

In making their determination to approve each new agreement, each board, including the disinterested trustees, considered all of the factors described below.

Each board considered the benefits to shareholders of retaining RMR Advisors. The boards' considerations included, among others: the nature, scope and quality of services that RMR Advisors has provided under each Fund's then current advisory agreement and would provide under the new agreements; that the advisory and other fees paid and the contractual fee waivers would not change as a result entering the new agreements; the quality and depth of personnel of RMR Advisors' organization before and after the change in ownership; the capacity and future commitment of RMR Advisors to perform its duties under each new agreement; the financial condition and profitability of RMR Advisors; the experience and expertise of RMR Advisors as an investment adviser; the performance of each Fund as compared to similar funds; the level of fees paid to RMR Advisors and the total expense ratio of each Fund as compared to similar funds; and the potential for economies of scale. Each board also considered RMR Advisors' representation that it would provide advisory and other services to each Fund of a scope and quality at least equivalent to the scope and quality provided to each Fund under the then current advisory agreements with RMR Advisors and that, other than the change of ownership, no structural, managerial or operational changes are expected to affect any of the Funds. Each board also considered that the terms of the new agreements would be substantially the same as the terms of the current agreements, except for dates of execution and effectiveness.

Each board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services provided by RMR Advisors, each board took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports. Each board also took into account RMR Advisors' compliance policies and procedures.

Each board compared the advisory fees and total expense ratio of its respective Fund with various comparative Fund data. Each board considered the Fund's recent performance results and noted that the board reviews on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. Each board further noted that RMR Advisors has waived a portion of its management fee in order to reduce the Fund's operating expenses. Each board also took into consideration the financial condition and profitability of RMR Advisors and any indirect benefits derived by RMR Advisors from RMR Advisors' relationship with the Funds.

In considering the approval of the new agreements, each board, including the disinterested trustees, did not identify any single factor as controlling. Based on each board's evaluation of all factors that it deemed to be relevant, each board, including the disinterested trustees of each board, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the new agreement for that Fund; RMR Advisors maintains an appropriate compliance program; performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; and the proposed advisory fee rates are fair and reasonable, given the scope and quality of the services provided and to be provided by RMR Advisors. Each board noted in particular that the change in ownership of RMR Advisors did not present any material change in the type and quality of service it would provide to each Fund.

RMR Preferred Dividend Fund

At a meeting held on February 14, 2005, the board of trustees, including a majority of the disinterested trustees, approved two advisory agreements between RMR Advisors and the Fund in order to comply with the statutory requirements relating to the anticipated change in ownership of RMR Advisors. The first advisory agreement was effective from February 14, 2005 until May 16, 2005. The second advisory agreement was effective on May 16, 2005, the date of change of ownership of RMR Advisors. The two advisory agreements were substantially the same, except for dates of execution and effectiveness. In making their determination to approve the advisory agreements, the board, including the disinterested trustees, considered all of the factors described below.

In considering the approval of these two advisory agreements, the board reviewed various materials and considered: (1) the level of fees of the Fund as compared to competitive funds of a comparable size; (2) the estimated expense ratio of the Fund as compared to competitive funds of a comparable size, the fact that the estimated expense ratio of the Fund is reasonable compared to other funds and the fact that RMR Advisors has agreed to waive a portion of its fee during the first five years of the Fund's existence; (3) the nature, extent and quality of the services provided by RMR Advisors, including the experience of RMR Advisors and its affiliates in managing public companies; (4) the performance of similar funds managed by RMR Advisors; (5) anticipated benefits derived by RMR Advisors from its relationship with the Fund; (6) the costs of providing services to the Fund; (7) the financial condition and anticipated profitability of the Fund to RMR Advisors; (8) the benefits, in particular the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934 which could be derived by RMR Advisors as a result of allocation of its brokerage transactions and the fact that RMR Advisors does not expect to seek or participate in these so-called "soft-dollar" arrangements; and (9) any potential for economies of scale. The board of trustees also considered that RMR Advisors agreed to pay all of the Fund's organizational costs and all of the Fund's offering costs for the initial offering of the Fund's common shares, other than sales load, that exceeded an amount equal to $0.04 per common share issued to non-affiliates.

The board also considered that the terms of both agreements would be substantially the same, except for dates of execution and effectiveness. The board considered RMR Advisors' representation that it would provide advisory and other services to the Fund of a scope and quality at least equivalent under both advisory agreements with RMR Advisors and that, other than the change of ownership, no structural, managerial or operational changes are expected to affect the Fund.

The board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services provided by RMR Advisors, the board of trustees took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports of the other funds managed by RMR Advisors.

The board of trustees considered the historical performance of the other funds managed by RMR Advisors and noted that it would review on a quarterly basis information about the Fund's performance results, portfolio composition and investment strategies. The board of trustees also took into account RMR Advisors' compliance policies and procedures.

The board compared the advisory fees and estimated total expense ratio of the Fund with various comparative fund data. The board further noted that RMR Advisors would waive a portion of its management fee for the first five years in order to reduce the Fund's operating expenses. The board also took into consideration the financial condition and profitability of RMR Advisors and any indirect benefits to be derived by RMR Advisors from its relationship with the Fund. The board of trustees concluded, based upon a review of the financial statements provided by RMR Advisors, that the level of profitability to RMR Advisors from its relationship with the Fund was reasonable.

In considering the approval of the advisory agreements, the board, including the disinterested trustees, did not identify any single factor as controlling. Based on the board's evaluation of all factors that it deemed to be relevant, the board of trustees, including the disinterested trustees, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the advisory agreements; RMR Advisors maintains an appropriate compliance program; and the proposed advisory fee rates are fair and reasonable, given the scope and quality of the services to be rendered by RMR Advisors. The board noted that the change in ownership of RMR Advisors did not present any material change in the type and quality of service it would provide to the Fund.

Privacy Policy

Each of the Funds are committed to maintain shareholder privacy and to safeguard shareholder nonpublic personal information.

The Funds do not receive any nonpublic personal information relating to shareholders who purchase Fund shares through an intermediary that acts as the record owner of the shares. If a shareholder is the record owner of any Fund's shares, that Fund may receive nonpublic personal information on shareholder account documents or otherwise and also have access to specific information regarding shareholder Fund share transactions, either directly or through the Fund's transfer agent.

The Funds do not disclose any nonpublic personal information about shareholders or any former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about shareholders to employees of the Funds and RMR Advisors with a legitimate business need for the information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the investment advisor of the Funds to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at 1-866-790-8165; and (2) as an exhibit to each Fund's annual report, (except RMR Preferred Dividend Fund which started operations on May 25, 2005), on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisor has voted the proxies received by each Fund, except RMR Preferred Dividend Fund which started operations on May 25, 2005, during the 12 month period ended June 30, 2004, is available (1) without charge, on request, by calling us at 1-866-790-3165, or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX information regarding how the investment advisor has voted the proxies of each Fund during the 12-month period ended June 30, 2005, will become available when the Funds file their report on Form N-PX which is due by August 31, 2005.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.rmrfunds.com), by calling our toll-free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data at its website at www.rmrfunds.com.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THESE SEMI-ANNUAL REPORTS INCLUDE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE BELIEFS AND EXPECTATIONS OF EACH OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND AND RMR PREFERRED DIVIDEND FUND (EACH A "FUND" OR COLLECTIVELY "THE FUNDS"), THEIR TRUSTEES, THEIR OFFICERS, OR THEIR INVESTMENT ADVISOR, BUT THEY ARE NOT GUARANTEED TO OCCUR. FOR EXAMPLE, MR. O'BRIEN'S LETTERS STATE THE BELIEF THAT INVESTMENT ENVIRONMENT FOR REAL ESTATE COMPANIES FOR REMAINDER OF 2005 IS POSITIVE AND COULD SUGGEST THAT THE MARKET PRICES OF REAL ESTATE SECURITIES IN WHICH THE FUNDS INVEST AS WELL AS THE MARKET PRICE OF THE FUNDS' SHARES COULD INCREASE. IN FACT, THE INVESTMENT ENVIRONMENT FOR REAL ESTATE COMPANIES FOR THE REMAINDER OF 2005 MAY NOT REMAIN POSITIVE AND THE MARKET PRICES OF REAL ESTATE SECURITIES AND OF THE FUNDS' SHARES MAY NOT INCREASE BUT MAY DECLINE. SIMILARLY, MR. O'BRIEN'S REFERENCES TO THE FINANCIAL SERVICES SECTOR CONSOLIDATING AND THE REAL ESTATE SECTOR CONTINUING TO IMPROVE MIGHT NOT HAPPEN. THESE UNEXPECTED RESULTS MAY OCCUR FOR MANY DIFFERENT REASONS, WHICH, SUCH AS A GENERAL DECLINE IN ECONOMIC ACTIVITY, ARE BEYOND THE FUNDS' CONTROL OCCUR; AND INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

The information is not required for the semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information is not required for the semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information is not required for the semi-annual report on Form N-CSR.

Item 5. Disclosure of Audit Committees for Listed Companies.

The information is not required for the semi-annual report on Form N-CSR.

Item 6. Schedule of Investments

The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information is not required for the semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies.

The information is not required for this semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2005, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE FUND
By:	/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: August 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: August 22, 2005
By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: August 22, 2005

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements June 30, 2005 (unaudited)
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Notes to Financial Statements June 30, 2005 (unaudited)
RMR F.I.R.E. Fund Notes to Financial Statements June 30, 2005 (unaudited)
RMR Preferred Dividend Fund Financial Statements
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Notes to Financial Statements June 30, 2005 (unaudited)
WARNING REGARDING FORWARD LOOKING STATEMENTS
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Disclosure of Audit Committees for Listed Companies.
  Item 6. Schedule of Investments
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES